Supplement Dated September 22, 2006
to
Prospectuses Dated May 1, 2006
for
ProtectiveRewards®B2A Variable Annuity
ProtectiveAccess Variable Annuity
ProtectiveValues® Variable Annuity
ProtectiveValues® Access Variable Annuity
ProtectiveValues® Advantage Variable Annuity
Protective Variable Annuity
Protective Variable Annuity II
Protective Advantage Variable Annuity

Each issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective August 15, 2006, the Van Kampen Life Investment Trust Emerging Growth Portfolio has been renamed the Van Kampen Life Investment Trust Strategic Growth Portfolio. All references in the Prospectus to the Van Kampen "Emerging Growth" Portfolio or Sub-Account are hereby replaced with Van Kampen "Strategic Growth" Portfolio or Sub-Account, respectively.